Other Non-Current Assets	12 Months Ended
Dec. 31, 2012
Other Non-Current Assets
12.	OTHER NON-CURRENT ASSETS

Other non-current assets are comprised of the following:

	December 31, 2012	December 31, 2011
Capitalized loan origination fees	83,275	86,409
Intangible assets, net	17,806	16,545
Prepaid royalty	26,187	25,203
VAT receivable	16,181	18,206
Advance payment to non state pension funds	15,934	13,539
Deferred assets from sale and lease back	13,574	13,630
Prepaid bonds	5,252	10,074
Single payment for participation in auction	—	7,180
Other	5,357	12,959

Total other non-current assets	183,566	203,745

As of December 31, 2012 and December 31, 2011, advanced payments of $15,934 and $13,539 were made by Yakutugol in terms of agreed pension benefit program to Almaznaya Osen’ and Mechel Fund non-state pension funds (refer to Note 16).

As of December 31, 2012 and December 31, 2011, the amounts of $69,700 and $71,673, respectively, related to capitalized origination fees on bank loans that were recorded as a non-current asset, and are being amortized using the effective interest method over the loan term (refer to Note 13). The capitalized origination fees are classified between short-term and long-term assets in a manner consistent with the related debt. The Export Credit Agency (“ECA”) fees capitalized within loan origination fees amounted to $13,575 and $14,736 as of December 31, 2012 and December 31, 2011, respectively. The ECA fees are the export credit insurance cover issued by the respective Export Credit Agency acting as an intermediary between national governments and exporters to issue export financing.

As of December 31, 2012 and 2011, the amount of VAT receivable of $16,181 and $18,206, respectively, is comprised of a long-term portion of VAT related to Kazakh subsidiaries. According to the Group’s expectations, the reimbursement of this VAT amount will have a period of more than one year after the balance sheet date.

The BCG Companies have total bonding requirements of $21,171, of which $5,252 and $10,074 is collateralized by cash deposits and investments that are included in Bank deposits with original maturities over 90 days and Prepaid bonds as of December 31, 2012 and 2011, respectively. As of those dates, the insured bonding program included $20,860 and $19,304, respectively, in bonding capacity under an insured program that contained $4,942 and $9,733, respectively, in cash and investment collateral. Insurers have the right to increase collateral requirements should they consider it necessary to lower their risks. In March 2013, the Company increased its insured bonding requirements by $3,078 to secure permits for a slurry impoundment at its Coal Mountain operation.

In January-February 2012, Yakutugol won an auction conducted by Rosnedra (the Russian Federal Subsoil Use Agency) to acquire the subsoil licenses for Sutamsky and Sivaglinsky iron ore deposit areas for 91 million Russian rubles ($2,826) and 140 million Russian rubles ($4,354), respectively. The deposits are located in the Republic of Sakha (Yakutia). The single payment for participation in auction was recorded within Other non-current assets as of December 31, 2011 in the amount of $7,180. The subsoil licenses were legally received by the Group on February 29, 2012 for Sivaglinsky iron ore area and on March 5, 2012 for Sutamsky iron ore area.